Exhibit 77(q)

Exhibits

(a)(1)   Articles Supplementary effective June 4, 2009, creating Class W shares of  ING Growth and Income Fund and ING Small Company Fund  – Filed as an Exhibit to Post-Effective Amendment No. 128 to the Registrant’s Registration Statement on Form N-1A on June 11, 2009 and incorporated herein by reference.